Operating costs	12 Months Ended
Dec. 31, 2024
Operating costs
Operating costs

18. Operating costs

	2024	2023*	2022*
Staff costs (note 19)	242,591	238,527	253,086
Depreciation (notes 8/9)	192,698	11,752	8,814
External research and development costs	435,189	942,714	7,883,522
Patent maintenance and registration costs	283,382	229,227	266,138
Professional fees	1,206,813	1,163,839	1,417,707
D&O insurance	225,772	628,595	1,591,231
Other operating costs	578,830	645,501	565,362
Total operating costs	3,165,275	3,860,155	11,985,860

The evolution of the total operating costs is mainly driven by external research and development expenses, staff costs, D&O insurance, professional fees and other operating costs.

During the year ended December 31, 2024, total operating costs recognized as continuing operations decreased by CHF 0.7 million compared to the year ended December 31, 2023, primarily due to decreased external research and development cost of CHF 0.5 million and lower D&O insurance of CHF 0.4 million, partially offset by increased depreciation of CHF 0.2 million related to the intangible asset recorded at the fair value of the service agreement provided at zero cost (note 10).

During the year ended December 31, 2023, total operating costs recognized as continuing operations decreased by CHF 8.1 million compared to the year ended December 31, 2022, primarily due to decreased dipraglurant related external research and development activities for CHF 6.7 million, reduced D&O insurance for CHF 1.0 million and reduced professional fees for CHF 0.3 million.

During the year ended December 31, 2022, 2023 and 2024, total operating costs recognized as discontinued operations amounted to CHF 10.0 million, CHF 8.1 million and CHF 2.0 million respectively and primarily related to staff costs and external research and development costs (note 23).